Exhibit 99.1

FG Financial Group Announces Formation of Craveworthy

-	Craveworthy Operates Growing Restaurant Brand Platform –
-	Second Project Under FG Financial Group’s Recently Launched Merchant Banking Division –
-	Project Launched in Partnership with Gregg Majewski, Former CEO of Jimmy John’s Gourmet Sandwiches –
-	Initial Platform will Include Four Brands with Six Craveworthy-Owned Locations, Thirteen Franchise Locations and Eighteen Franchise Locations In Development –
-	Focused on Growing Royalty and Franchise Fee Revenue While Strategically Positioning New Craveworthy-Owned Locations –
-	Craveworthy is Cultivating Growing Pipeline of Potential Acquisitions –

1/26/2023

ST. PETERSBURG, FL – FG Financial Group, Inc. (Nasdaq: FGF) (the “Company”), today announced the formation of Craveworthy LLC (“Craveworthy”) in partnership with Gregg Majewski, a proven restaurant industry executive with several successes under his leadership. This is the second project under FG Financial Group’s recently announced Merchant Banking division. FG Financial is a reinsurance and asset management holding company focused on collateralized and loss capped reinsurance and merchant banking that allocates capital in partnership with Fundamental Global®, a private partnership led by Kyle Cerminara and Joe Moglia, as well as other strategic investors.

Craveworthy is a growing restaurant brand platform made up of diverse, relevant and highly scalable brands. The four initial brands include three existing concepts, Wing It On!, Krafted Burger + Tap and The Budlong Hot Chicken, and one new brand, The Lucky Cat Poke Company. Initial stores will include six Craveworthy-owned locations and thirteen franchise locations with an additional eighteen franchise locations in various stages of the development pipeline. The Lucky Cat Poke Company expects to launch its first standalone location along with approximately fifty ghost kitchen locations in 2023.

Gregg Majewski is the CEO of Craveworthy. He held several senior leadership positions at Jimmy John’s Gourmet Sandwiches including CEO. While at Jimmy John’s, Majewski expanded the company from 33 restaurants to 300 restaurants open and another 600 sold. Majewski implemented and restructured all 300 of Jimmy John’s restaurants’ operational standards by introducing new systems, procedures, management incentive programs, training programs and franchise enablement programs. In addition, he shifted marketing towards a grassroots strategy with a focus on “Freaky Fast” delivery.

Majewski commented, “I’m excited to launch Craveworthy in partnership and with support from the team at FG Financial. Each of our current brands is primed for significant growth, both through additional franchise locations and through Craveworthy-owned locations. In addition, we are cultivating potential acquisition opportunities that can further add to Craveworthy’s platform growth.”

FG Financial Group CEO Larry Swets commented, “I’ve known Gregg for several years and I’m excited to be partnering with him on Craveworthy. He’s a great operator whose had significant success in his career. We believe he can bring that success to Craveworthy. The formation of Craveworthy is further evidence of the capabilities of our Merchant Banking team. We look forward to growing Craveworthy into a leading restaurant brand platform.”

FG Financial Group Chairman and Fundamental Global CEO Kyle Cerminara commented, “We are excited to launch Craveworthy with Gregg at the helm. This is a great opportunity to be part of a multi-brand platform and a franchise-focused organization with the potential for a continually growing royalty stream. Our goal is to help grow Craveworthy into one of the most well-respected and largest restaurant brand platforms in the nation.”

FG Financial Group, Inc.

FG Financial Group, Inc. is a reinsurance and asset management holding company focused on collateralized and loss capped reinsurance and merchant banking that allocates capital in partnership with Fundamental Global®, a private partnership led by Kyle Cerminara and Joe Moglia, as well as other strategic investors. The Company’s principal business operations are conducted through its subsidiaries and affiliates.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “budget,” “can,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “evaluate,” “forecast,” “goal,” “guidance,” “indicate,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “possibly,” “potential,” “predict,” “probable,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” “view,” “will,” “would,” “will be,” “will continue,” “will likely result” or the negative thereof or other variations thereon or comparable terminology. In particular, discussions and statements regarding the Company’s future business plans and initiatives are forward-looking in nature. We have based these forward-looking statements on our current expectations, assumptions, estimates, and projections. While we believe these to be reasonable, such forward-looking statements are only predictions and involve a number of risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, and may impact our ability to implement and execute on our future business plans and initiatives. Management cautions that the forward-looking statements in this release are not guarantees of future performance, and we cannot assume that such statements will be realized or the forward-looking events and circumstances will occur. Factors that might cause such a difference include, without limitation: risks associated with our inability to identify and realize business opportunities, and the undertaking of any new such opportunities; general conditions in the global economy, including the impact of health and safety concerns from the current COVID-19 pandemic; our lack of operating history or established reputation in the reinsurance industry; our inability to obtain or maintain the necessary approvals to operate reinsurance subsidiaries; risks associated with operating in the reinsurance industry, including inadequately priced insured risks, credit risk associated with brokers we may do business with, and inadequate retrocessional coverage; our inability to execute on our investment and investment management strategy, including our strategy to invest in the risk capital of special purpose acquisition companies (SPACs); potential loss of value of investments; risk of becoming an investment company; fluctuations in our short-term results as we implement our new business strategy; risks of being unable to attract and retain qualified management and personnel to implement and execute on our business and growth strategy; failure of our information technology systems, data breaches and cyber-attacks; our ability to establish and maintain an effective system of internal controls; our limited operating history as a public company; the requirements of being a public company and losing our status as a smaller reporting company or becoming an accelerated filer; any potential conflicts of interest between us and our controlling stockholders and different interests of controlling stockholders; potential conflicts of interest between us and our directors and executive officers; risks associated with our related party transactions and investments; and risks associated with our investments in SPACs, including the failure of any such SPAC to complete its initial business combination. Our expectations and future plans and initiatives may not be realized. If one of these risks or uncertainties materializes, or if our underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected. You are cautioned not to place undue reliance on forward-looking statements. The forward-looking statements are made only as of the date hereof and do not necessarily reflect our outlook at any other point in time. We do not undertake and specifically decline any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect new information, future events or developments.

INVESTOR RELATIONS:

IMS Investor Relations

John Nesbett/Jennifer Belodeau

(203) 972-9200

IR@fgfinancial.com